UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2010

Exact name of registrant as specified in
Commission	its charter, address of principal executive	IRS Employer
File Number	offices and registrant’s telephone number	Identification Number

1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

None

Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Idaho Power Company
Form 8-K

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 25, 2010, Idaho Power Company (“IPC”) entered into (i) a Terms Agreement (the “2020 Terms Agreement”) with Banc of America Securities LLC, J.P. Morgan Securities Inc., Wells Fargo Securities, LLC, Mitsubishi UFJ Securities (USA), Inc., KeyBanc Capital Markets Inc., RBC Capital Markets Corporation, SunTrust Robinson Humphrey, Inc. and U.S. Bancorp Investments, Inc., as purchasers, whereby IPC agreed to sell and the purchasers agreed to purchase, subject to the terms and conditions expressed therein, $100,000,000 aggregate principal amount of IPC’s 3.40% First Mortgage Bonds, Secured Medium-Term Notes, Series I due 2020 (the “2020 Bonds”) and (ii) a Terms Agreement (the “2040 Terms Agreement” and together with the 2020 Terms Agreement, the “Terms Agreements”) with Banc of America Securities LLC, J.P. Morgan Securities Inc., Wells Fargo Securities, LLC, Mitsubishi UFJ Securities (USA), Inc., KeyBanc Capital Markets Inc., RBC Capital Markets Corporation, SunTrust Robinson Humphrey, Inc. and U.S. Bancorp Investments, Inc., as purchasers, whereby IPC agreed to sell and the purchasers agreed to purchase, subject to the terms and conditions expressed therein, $100,000,000 aggregate principal amount of IPC’s 4.85% First Mortgage Bonds, Secured Medium-Term Notes, Series I due 2040 (the “2040 Bonds” and together with the 2020 Bonds, the “Bonds”). The Bonds are expected to be issued on August 30, 2010, subject to the terms and conditions expressed in the Terms Agreements and in the Selling Agency Agreement (the “Selling Agency Agreement”), dated June 17, 2010, between IPC and each of Banc of America Securities LLC, BNY Mellon Capital Markets, LLC, J.P. Morgan Securities Inc., KeyBanc Capital Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., RBC Capital Markets Corporation, SunTrust Robinson Humphrey, Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC.

The Terms Agreements and the Selling Agency Agreement contain representations, warranties and agreements of IPC, customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. The 2020 Terms Agreement is filed as Exhibit 1.1 hereto and the 2040 Terms Agreement is filed as Exhibit 1.2 hereto. The Selling Agency Agreement was previously filed as an exhibit to IPC’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 18, 2010.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

        (d) Exhibits.

Number	Description

1.1

Terms Agreement dated August 25, 2010 between Idaho Power Company and Banc of America Securities LLC, J.P. Morgan Securities Inc., Wells Fargo Securities, LLC, Mitsubishi UFJ Securities (USA), Inc., KeyBanc Capital Markets Inc., RBC Capital Markets Corporation, SunTrust Robinson Humphrey, Inc. and U.S. Bancorp Investments, Inc., as purchasers

1.2

Terms Agreement dated August 25, 2010 between Idaho Power Company and Banc of America Securities LLC, J.P. Morgan Securities Inc., Wells Fargo Securities, LLC, Mitsubishi UFJ Securities (USA), Inc., KeyBanc Capital Markets Inc., RBC Capital Markets Corporation, SunTrust Robinson Humphrey, Inc. and U.S. Bancorp Investments, Inc., as purchasers

5.1	Opinion of Rex Blackburn, Esq., dated August 26, 2010, filed in connection with Registration Statement on Form S-3 (File No. 333-166774)

5.2	Opinion of Dewey & LeBoeuf LLP, dated August 26, 2010, filed in connection with Registration Statement on Form S-3 (File No. 333-166774)

23.1	Consent of Rex Blackburn, Esq. (included in Exhibit 5.1)

23.2	Consent of Dewey & LeBoeuf LLP (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2010

IDAHO POWER COMPANY

By:	/s/ Rex Blackburn

Rex Blackburn
Senior Vice President and
General Counsel

INDEX TO EXHIBITS

Number	Description

1.1

Terms Agreement dated August 25, 2010 between Idaho Power Company and Banc of America Securities LLC, J.P. Morgan Securities Inc., Wells Fargo Securities, LLC, Mitsubishi UFJ Securities (USA), Inc., KeyBanc Capital Markets Inc., RBC Capital Markets Corporation, SunTrust Robinson Humphrey, Inc. and U.S. Bancorp Investments, Inc., as purchasers

1.2

Terms Agreement dated August 25, 2010 between Idaho Power Company and Banc of America Securities LLC, J.P. Morgan Securities Inc., Wells Fargo Securities, LLC, Mitsubishi UFJ Securities (USA), Inc., KeyBanc Capital Markets Inc., RBC Capital Markets Corporation, SunTrust Robinson Humphrey, Inc. and U.S. Bancorp Investments, Inc., as purchasers

5.1	Opinion of Rex Blackburn, Esq., dated August 26, 2010, filed in connection with Registration Statement on Form S-3 (File No. 333-166774)

5.2	Opinion of Dewey & LeBoeuf LLP, dated August 26, 2010, filed in connection with Registration Statement on Form S-3 (File No. 333-166774)

23.1	Consent of Rex Blackburn, Esq. (included in Exhibit 5.1)

23.2	Consent of Dewey & LeBoeuf LLP (included in Exhibit 5.2)